UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
______________________________________________________________________________________________________
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 17, 2018
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K2M GROUP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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DELAWARE	001-36443	27-2977810
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
600 Hope Parkway SE
Leesburg, Virginia 20175
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 777-3155

Not Applicable
(Former Name or Former Address, if changed since last report)
  _____________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
As part of the parties’ continuing cooperation with the U.S. Federal Trade Commission (“FTC”) and in order to provide the FTC with additional time for review, on October 17, 2018, Stryker Corporation (“Stryker”) re-filed its premerger notification with the FTC and the U.S. Department of Justice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) in connection with the previously announced Agreement and Plan of Merger, dated as of August 29, 2018 (the “Merger Agreement”), by and among K2M Group Holdings, Inc. (“K2M”), Stryker, and Austin Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of Stryker (“Merger Sub”), pursuant to which, on the terms and subject to the conditions therein, Merger Sub will merge with and into K2M, with K2M surviving the merger as a wholly owned subsidiary of Stryker (the “Merger”). The notification initiated a new waiting period under the HSR Act that will expire on November 16, 2018, unless extended by a request for further information or terminated earlier.
On October 11, 2018, two purported class action lawsuits were filed in in the United States District Court for the District of Delaware, challenging the Merger. These actions, Brown vs K2M Group Holdings, Inc. et al., Case No. 1:18-cv-01567-UNA (filed Oct. 11, 2018) and Franchi vs K2M Group Holdings, Inc. et al., Case No. 1:18-cv-01568-UNA (filed Oct. 11, 2018), name K2M and individual officers and members of the K2M Board of Directors as defendants. These lawsuits allege, among other things, that the defendants failed to disclose certain information relating to K2M’s financial projections set forth in the proxy statement filed with the SEC. On October 17, 2018, plaintiff in the Brown lawsuit filed a motion for a preliminary injunction seeking to enjoin the shareholder vote on the Merger pending the disclosure of additional information. The defendants believe these lawsuits are wholly without merit, and intend to vigorously defend against them.
As previously announced, a special meeting of K2M stockholders to, among other things, consider and vote on a proposal to adopt the Merger Agreement will be held on November 7, 2018. K2M continues to anticipate completing the Merger in the fourth quarter of 2018.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to the expected timing, completion and effects of the proposed merger, as well as other statements representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectations with respect to the costs and other anticipated financial impacts of the merger; future financial and operating results of K2M Group Holdings, Inc. (“K2M”); K2M’s plans, objectives, expectations and intentions with respect to future operations and services; required approvals to complete the merger by our stockholders and by governmental regulatory authorities, and the timing and conditions for such approvals; the stock price of K2M prior to the consummation of the transactions; and the satisfaction of the closing conditions to the proposed merger. Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the Securities and Exchange Commission (the “SEC”). Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.k2m.com under “Investor Relations.” You are urged to carefully consider all such factors. Although it is believed that the expectations reflected in such forward-looking statements are reasonable and are expressed in good faith, such expectations may not prove to be correct and persons reading this Current Report on Form 8-K are therefore cautioned not to place undue reliance on these forward-looking statements which speak only to expectations as of the date of this Current Report on Form 8-

K. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this Current Report on Form 8-K, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this Current Report on Form 8-K, such statements or disclosures will be deemed to modify or supersede such statements in this Current Report on Form 8-K.
Additional Information and Where to Find It
This Current Report on Form 8-K does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This Current Report on Form 8-K relates to a proposed acquisition of K2M by Stryker Corporation. In connection with this proposed acquisition, K2M has filed a definitive proxy statement and has filed or may file other documents with the SEC. This Current Report on Form 8-K is not a substitute for any proxy statement or other document K2M has filed or may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF K2M ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT HAVE BEEN (OR MAY BE) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The definitive proxy statement has been mailed to stockholders of K2M. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by K2M through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by K2M are available free of charge on K2M’s internet website at www.K2M.com or upon written request to: Secretary, K2M Group Holdings, Inc., 600 Hope Parkway, SE, Leesburg, Virginia 20175, or by telephone at (703) 777-3155.
Participants in Solicitation
K2M, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in such solicitation in connection with the proposed merger is set forth in the definitive proxy statement filed with the SEC on October 5, 2018. Information about the directors and executive officers of K2M is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 1, 2018, its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on April 20, 2018, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018 and June 30, 2018, which were filed with the SEC on May 2, 2018 and August 2, 2018, respectively, and its Current Reports on Form 8-K or Form 8-K/A, which were filed with the SEC on January 8, 2018, January 9, 2018, February 28, 2018, March 29, 2018, May 1, 2018, June 11, 2018, June 14, 2018, June 18, 2018, August 1, 2018, August 30, 2018 and October 5, 2018.
These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement and other relevant materials filed with the SEC.

K2M Group Holdings, Inc.
600 Hope Parkway, SE
Leesburg, Virginia 20175
Tel. (703) 777-3155
www.k2m.com

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K2M Group Holdings, Inc.

Date:	October 18, 2018	By:	/s/ ERIC D. MAJOR
		Name:	Eric D. Major
		Title:	President and Chief Executive Officer